UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2025

THE AES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-12291	54-1163725
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Wilson Boulevard Arlington, VA		22203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:

(703) 522-1315

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 20, 2025, The AES Corporation (the “Company” or “AES”) completed its previously announced offering of $800,000,000 aggregate principal amount of its 5.800% Senior Notes due 2032 (the “Notes”). The offering of the Notes was made pursuant to AES’ automatic shelf registration statement (the “Registration Statement”) on Form S-3 (Registration No. 333-285715), filed with the Securities and Exchange Commission (the “SEC”) on March 11, 2025. AES has filed with the SEC a prospectus supplement, dated March 12, 2025 together with the accompanying prospectus, dated March 11, 2025 relating to the offer and sale of the Notes.

The public offering price of the Notes was 100.00% of the principal amount. AES intends to use the net proceeds from this offering to fund the purchases of our 3.300% Senior Notes due 2025 (the “2025 Notes”) in the tender offer to purchase for cash any and all of the 2025 Notes (the “Tender Offer”) and to pay certain related fees and expenses. The Company intends to use any remaining net proceeds from this offering after completion of the Tender Offer to retire certain of our outstanding indebtedness and for general corporate purposes.

The Notes were issued on March 20, 2025 pursuant to a Senior Indenture, dated as of December 8, 1998 (the “Base Indenture”), as amended and supplemented by a ninth supplemental indenture, dated as of April 3, 2003 (the “Ninth Supplemental Indenture”) and the twenty-ninth supplemental indenture, dated as of March 20, 2025 (the “Twenty-Ninth Supplemental Indenture”, and together with the Base Indenture and the Ninth Supplemental Indenture, the “Indenture”), between AES and Deutsche Bank Trust Company Americas, as successor to Wells Fargo Bank, N.A. and Bank One, National Association (formerly known as The First National Bank of Chicago), as Trustee.

Interest on the Notes accrues at a rate of 5.800% per annum and is payable on March 15 and September 15 of each year, beginning September 15, 2025. The Notes will mature on March 15, 2032.

Prior to January 15, 2032 (two months prior to their maturity date), AES may redeem the Notes at its option, in whole or in part, at any time and from time to time, at the “make whole” redemption price described in the Indenture, plus accrued and unpaid interest thereon to the redemption date. On or after January 15, 2032, AES may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

Upon the occurrence of a Change of Control Triggering Event (as defined in the Indenture), the Company must offer to repurchase the Notes at a price equal to 101.00% of their principal amount, plus accrued and unpaid interest, if any, to, but not including, the date of repurchase. The Indenture also contains covenants, subject to certain exceptions, restricting the ability of the Company to incur debt secured by any Principal Property (as defined in the Indenture) or by the debt or capital stock of any subsidiary held by the Company; to enter into any sale-lease back transactions involving any Principal Property; or to consolidate, merge, convey or transfer substantially all of its assets; as well as other covenants that are customary for debt securities like the Notes. In addition, the Indenture contains customary events of default.

The Base Indenture and Ninth Supplemental Indenture have been incorporated by reference as Exhibit 4.1 and Exhibit 4.2, respectively, to the Registration Statement. The Twenty-Ninth Supplemental Indenture and the form of the Notes are attached to this Current Report on Form 8-K as Exhibit 4.1 and Exhibit 4.2, respectively, and are incorporated by reference into the Registration Statement. An opinion regarding the legality of the Notes is incorporated by reference into the Registration Statement and is attached to this Current Report on Form 8-K as Exhibit 5.1.

The above description of the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the Indenture and the form of Notes.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information set forth under Item 1.01 above is hereby incorporated into this Item 2.03 by reference.

Item 8.01	Other Events.

Tender Offer Pricing and Expiration and Results

On March 18, 2025, the Company issued a press release (the “Pricing Press Release”) announcing the pricing terms of its previously announced Tender Offer to purchase any and all of the 2025 Notes. On March 18, 2025, the Company issued a press release (the “Expiration and Results Press Release”) announcing the expiration and results of the Tender Offer. The Tender Offer was made pursuant to the terms and subject to the conditions set forth in the Company’s offer to purchase dated as of March 12, 2025 and the related notice of guaranteed delivery. Copies of the Pricing Press Release and Expiration and Results Press Release are attached as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Safe Harbor Disclosure

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Securities Act of 1933 and of the Securities Exchange Act of 1934. Forward-looking statements are not intended to be a guarantee of future results, but instead constitute the Company’s current expectations based on reasonable assumptions. Such forward-looking statements include, but are not limited to, our financing plans, including the proposed use of proceeds from the offering of the Notes and other expected effects of the offering of the Notes. Forward-looking statements are not intended to be a guarantee of future results, but instead constitute AES’ current expectations based on reasonable assumptions.

Actual results could differ materially from those projected in AES’ forward-looking statements due to risks, uncertainties and other factors. Important factors that could affect actual results are discussed in the prospectus supplement related to the offering and AES’ filings with the SEC, including, but not limited to, the risks discussed under Item 1A: “Risk Factors” and Item 7: “Management’s Discussion & Analysis” in AES’ 2024 Annual Report on Form 10-K and in subsequent reports filed with the SEC. Potential investors are encouraged to read AES’ filings to learn more about the risk factors associated with AES’ business. AES undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except where required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Twenty-Ninth Supplemental Indenture, dated March 20, 2025, between The AES Corporation and Deutsche Bank Trust Company Americas, as Trustee.

4.2	Form of 5.800% Senior Notes due 2032 (included in Exhibit 4.1).

5.1	Opinion of Davis Polk & Wardwell LLP.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

99.1	Pricing Press Release, dated March 18, 2025.

99.2	Expiration and Results Press Release, dated March 18, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AES CORPORATION

Date: March 20, 2025	By:	/s/ Stephen Coughlin
	Name:	Stephen Coughlin
	Title:	Executive Vice President and Chief Financial Officer